Exhibit 10.14

Execution Version

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of September 29, 2008, is by and among NOVA BIOFUELS SENECA, LLC, a Delaware limited liability company (“Borrower”), each of the Lenders party hereto, WESTLB AG, NEW YORK BRANCH, as administrative agent for the Lenders, WESTLB AG, NEW YORK BRANCH, as collateral agent for the Senior Secured Parties, and STERLING BANK, a Texas banking corporation, as accounts bank.

PREAMBLE

WHEREAS, the Parties have entered into that certain Credit Agreement dated as of December 26, 2007 (as amended, the “Credit Agreement”); and

WHEREAS, the Parties wish to amend certain of the terms in the Credit Agreement; and

NOW, THEREFORE, in consideration of the mutual benefits to be derived and the representations and warranties, conditions and promises herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

1.                                      DEFINITIONS AND INTERPRETATION

Unless otherwise expressly set forth herein, capitalized terms used in this Agreement shall have the meaning set forth in the Credit Agreement.

2.                                      AMENDMENTS

2.1                                 Exhibit A (Defined Terms) of the Credit Agreement is hereby amended by as follows (new text in bold and underlined, and deleted text stricken out):

“ “Conversion Date Certain” means December 31, 2008.”

“ “Initial Quarterly Payment Date” means, (x) with respect to the Term Loans, the first Quarterly Payment Date following the Conversion Date, and (y) with respect to the Construction Loans, the first Quarterly Payment Date following September 30, 2008.

2.2                                 Section 2.07(d) (Termination or Reduction of Commitments) of the Credit Agreement is hereby amended as follows (new text in bold and underlined):

“Upon any prepayment of the Construction Loans pursuant to Section 3.09 (Optional Prepayment) or Section 3.10 (Mandatory Prepayment), or any repayment of the Construction Loans on a Quarterly Payment Date

pursuant to Section 3.01(c) (Repayment of Construction Loan Fundings), the Term Loan Commitments shall be automatically and permanently reduced in an amount equal to such prepayment or re payment.”

2.3                                 Section 3.01 (Repayment of Construction Loan Fundings) of the Credit Agreement is hereby amended as follows (new text in bold and underlined, and deleted text stricken out):

“Repayment of Construction Loan Fundings.  (a) The Borrower unconditionally and irrevocably promises to pay to the Administrative Agent for the ratable account of each Construction/Term Lender the aggregate outstanding principal amount of the Construction Loans in accordance with this Section 3.01.

(b)                                 The Construction Loans shall be repaid in full on the Conversion Date with the proceeds of the Term Loans or, if earlier, on the Conversion Date Certain in accordance with Section 3.01(d).

(c)                                  If the Conversion Date does not occur on or prior to the Initial Quarterly Payment Date, then, until the earlier to occur of the Conversion Date and the Conversion Date Certain, the Borrower unconditionally and irrevocably promises to pay to the Administrative Agent for the ratable account of each Construction Lender the aggregate outstanding principal amount of the Construction Loans, on the Initial Quarterly Payment Date and on each Quarterly Payment Date thereafter, in an amount equal to one and one-half percent (1.5%) of the aggregate total amount of the Construction Loans made on the Initial Quarterly Payment Date and on each Quarterly Payment Date thereafter.

(d)                                 If the Conversion Date does not occur on or prior to the Conversion Date Certain, then on the Conversion Date Certain, (i) each outstanding Construction Loan shall automatically and without further action become due and payable, (ii) all amounts in any Project Accounts shall be promptly applied at the written instruction of the Administrative Agent to Obligations then outstanding in accordance with Section 9.04 (Application of Proceeds), and (iii) the Borrower shall pay all accrued interest on and repay the entire remaining principal amount of all outstanding Construction Loans to the Administrative Agent, for the pro rata account of the Lenders (based on their respective Construction Loan Commitment Percentages), together with any and all Fees and other Obligations owed to the Senior Secured Parties.”

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2.4                                 Section 3.02 (Repayment of Term Loan Fundings) of the Credit Agreement is hereby amended as follows (new text in bold and underlined):

“Repayment of Term Loan Fundings.  (a)  The Borrower unconditionally and irrevocably promises to pay to the Administrative Agent for the ratable account of each Construction/Term Lender the aggregate outstanding principal amount of the Term Loans, on the Initial Quarterly Payment Date and on each Quarterly Payment Date thereafter, in an amount equal to one and one-half percent (1.5%) of (i) the aggregate total amount of the Term Loans made on the Conversion Date (which amount shall be reduced as a result of any prepayments of the Term Loans made in accordance with Section 3.09 (Optional Prepayment) or Section 3.10 (Mandatory Prepayment) in accordance with the terms set forth therein) plus (ii) the amount of all repayments of principal on the Construction Loans made pursuant to Section 3.01(c) (Repayment of Construction Loan Fundings).”

2.5                                 Section 8.04(b)(v) (Revenue Account) of the Credit Agreement is hereby amended as follows (new text in bold and underlined):

fifth, on each Quarterly Payment Date, to pay, to the Administrative Agent, for the account of the Senior Secured Parties, on a pro rata basis, the amount certified by the Borrower in such Revenue Account Withdrawal Certificate or otherwise instructed in writing to the Accounts Bank by the Administrative Agent as (A) the principal amounts due and payable with respect to the Term Loans or Construction Loans and (B) the payments of Swap Termination Value then due and payable by the Borrower with respect to any Interest Rate Protection Agreements;”

3.                                      MISCELLANEOUS

3.1                                 Counterparts

This Agreement may be executed in two or more original copies and each such copy may be executed by each of the Parties in separate counterpart, each of which copies when executed and delivered by the Parties shall constitute an original, but all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or portable document format (“PDF”) shall be effective as delivery of a manually executed counterpart of this Agreement.

3.2                                 Governing Law

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, United States of America, without reference to conflicts of laws (other than Section 5-1401 of the New York General Obligations Law).

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3.3                                 Limited Purpose; Effect on Credit Agreement

3.3.1                        Except as expressly amended hereby or otherwise provided herein, (a) all of the terms and conditions of the Credit Agreement and all other Financing Documents remain in full force and effect, and none of such terms and conditions are, or shall be construed as, otherwise amended or modified, and (b) nothing in this Agreement shall constitute a waiver by the Lenders of any Default or Event of Default, or shall constitute a waiver by the Lenders of any right, power or remedy available to the Lenders or the other Senior Secured Parties under the Financing Documents, whether any such defaults, rights, powers or remedies presently exist or arise in the future.

3.3.2                        The Credit Agreement shall, together with the amendments set forth herein, be read and construed as a single agreement.  All references in the Credit Agreement and any related documents, instruments and agreements shall hereafter refer to the Credit Agreement, as amended hereby.

3.4                                 Effectiveness

This Agreement shall become effective, as of the date first written above, upon the execution of this Agreement by each of the parties hereto.

3.5                                 Authority, Etc.

The execution and delivery by the Borrower of this Agreement and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within its organizational authority and have been duly authorized by all necessary organizational action on the part of, and have been duly and validly executed by, the Borrower.  Except as otherwise addressed in this Agreement, the Borrower represents and warrants that, upon the effectiveness of this Agreement, no Default or Event of Default has occurred and is continuing as of the date hereof.

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IN WITNESS WHEREOF, the Parties have executed and delivered this Fourth Amendment to Credit Agreement as of the date first above written.

NOVA BIOFUELS SENECA, LLC,
as Borrower

By:	/s/ Jay Fillman
Name: Jay Fillman
Title: Chief Financial Officer

WESTLB AG, NEW YORK BRANCH,
as Lender

By:	/s/ Robert Vincent
	Name:	Robert Vincent
	Title:	Director

By:	/s/ Duncan Robertson
	Name:	Duncan Robertson
	Title:	Executive Director

WESTLB AG, NEW YORK BRANCH,
as Administrative Agent

By:	/s/ Robert Vincent
	Name:	Robert Vincent
	Title:	Director

By:	/s/ Duncan Robertson
	Name:	Duncan Robertson
	Title:	Executive Director

WESTLB AG, NEW YORK BRANCH,
as Collateral Agent

By:	/s/ Robert Vincent
	Name:	Robert Vincent
	Title:	Director

By:	/s/ Duncan Robertson
	Name:	Duncan Robertson
	Title:	Executive Director

WESTLB AG, NEW YORK BRANCH,
as Issuing Bank

By:	/s/ Robert Vincent
	Name:	Robert Vincent
	Title:	Director

By:	/s/ Duncan Robertson
	Name:	Duncan Robertson
	Title:	Executive Director

STERLING BANK,
as Accounts Bank

By:	/s/ Peter M. Ellen
	Name:	Peter M. Ellen
	Title:	Vice President